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EXHIBIT 99.1

                   OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT


        THIS AGREEMENT is made as of the 7th day of May 1997, by and between MSU Corporation, a Florida corporation, with principal offices at Elder House, 526-528 Elder Gate, Central Milton Keynes, MK9 1LR, England (the "Company") and Jeremy Simpson, residing at The Orchards, Gretton, Cheltenham, England L54 5ET (the "Purchaser").

                                   WITNESSETH:

        WHEREAS, in reliance upon the respective representations and warranties of the Company and the Purchaser, and the terms and conditions hereinafter set forth, Purchaser desires to acquire 79,126 shares of the Company's common stock (the "Shares") at a purchase price of U.S. $2.062 per Share for an aggregate purchase price of U.S. $163,000 (the "Purchase Price");

        NOW, THEREFORE, in consideration of the premises and the respective covenants hereinafter set forth, the Company and Purchaser agree as follows:

        1. SUBSCRIPTION.

        1.1 The Purchaser hereby tenders this Subscription Agreement and subscribes for the purchase of the Shares. Such sale and purchase shall take place upon payment of the Purchase Price for the Shares by cash, certified check and/or by electronic transfer of funds to the Company, within two (2) days from the date of this agreement, as follows:

        Name of Account:  MSU (UK) Limited

        Bank: National Westminster Bank PLC

        Routing No.  56 00 05

        Account No. 876 15894 (Sterling) 01/03646025 (Dollars)

        1.2. The Company shall deliver the Shares to the Purchaser against payment therefore.

        2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

        The Company hereby represents and warrants to Purchaser that:

        2.1. The Company has been duly organized, is validly existing and is in good standing under the laws of the State of Florida.

        2.2. The Company has full legal right, power and authority to enter into this Agreement, perform its obligations hereunder and to


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sell the Shares to the Purchaser.

        2.3. The Company knows of no fact or circumstance with respect to the Company, its officers or directors which might materially adversely affect its operations, properties, assets, prospects, or condition, financial or otherwise.

        2.4 The Company's common stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and is traded over-the-counter and quoted on the NASDAQ Over the Counter Electronic Bulletin Board.

        2.5. The Company is, to the best of its knowledge and belief, in compliance in all material respects with all applicable laws and regulations of Federal State and local government agencies having jurisdiction over it.

        2.6. The Shares, when issued will be duly authorized, validly issued, fully paid and non-assessable and the delivery to Purchaser of the Shares, pursuant to the provisions of this Agreement will constitute valid title in the Shares, free and clear of all liens, encumbrances, restrictions, claims and commitments of every kind.

        2.7. Neither the execution or delivery of this Agreement, the Shares, or the performance by the Company of the transactions contemplated herein and therein violate any provision of law applicable to the Company or conflict with or result in a breach or termination of any provision of, or constitute a default, or will result in the creation of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to or under any corporate charter, by-laws, mortgage, deed of trust, indenture or other material agreement or instrument, or any order, judgment, decree, statute, regulation or any other restriction of any kind or character to which the Company is a party or by which any of the assets of the Company may be bound with or without the giving of notice, the passage of time or both, except with respect to applicable laws affecting creditors' rights.

        2.8. (i) The Company is a reporting issuer as defined by Rule 902 of Regulation S. The Company is in full compliance, to the extent applicable, with all reporting obligations under section 12(b), 12(g) or 15(d) of the Exchange Act.

        (ii) The Company has not offered the Shares to any person in the United States, any identifiable group of U.S. citizens abroad or to any U. S. Person (as defined under Regulation S promulgated under the Securities Act of 1933, as amended) (the "Act"). Based upon the representations of the Purchaser contained herein, as of the date hereof, the Company and/or its agents reasonably believed that the Purchaser was outside of the United States and was not a U.S Person. The Company has no reason to believe that the purchase of the Shares pursuant hereto, in

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connection  with  this  Subscription  Agreement,  has  been  prearranged  with a purchaser in the United States.

        (iii) The Company and its agents believe that the transaction has not been prearranged with an investor in the United States.

        (iv) In regard to this transaction, the Company has not nor to its knowledge has any affiliate or person acting on behalf of itself or the Company conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S nor has the Company conducted any general solicitation relating to the offer and sale of the Shares to persons resident within the United States or elsewhere.

        (v) The issuance of the Shares by the Company pursuant hereto is not a transaction (or any element of a series of transacton provisions of the Securities Act.

        3. REPRESENTATIONS AND WARRANTIES OF PURCHASER.

        The Purchaser hereby represents and warrants to the Company that:

        3.1. He understands and acknowledges that the Shares acquired pursuant to this Agreement have not been registered under the Act, and are being sold in reliance upon an exemption from registration afforded by Regulation S promulgated under the Act; and that the Shares have not been registered with any state securities commission or authority. Purchaser further understands that pursuant to the requirements of Regulation S, the Shares acquired herein may not be transferred, sold or otherwise exchanged unless in compliance with the provisions of Regulation S and/or pursuant to registration under the Act, or pursuant to an available exemption under the Act.

        3.2. (i) He is not a U.S. person and is not acquiring the Shares for the account of any U.S. person, (ii) If a corporation, it is not organized or incorporated under the laws of the United States; (iii) if a corporation, no director or executive officer is a national or citizen of the United States; and
(iv) He is not otherwise deemed to be a "U.S. Person" within the meaning of Regulation S.

        3.3. If a corporation, it was not formed specifically for the purpose of acquiring the Shares purchased pursuant to this agreement.

        3.4. He acknowledges that he has, either alone and/or through his agents, been afforded access to all material information concerning the Company and has received responses to all questions

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specifically  posed to the Company  relevant  to his  decision  to  acquire  the
Shares. Without limiting the foregoing, he has alone and/or through his agents, had adequate opportunity to ask questions of and receive answers from, responsible officers and/or directors of the Company and to conduct any other investigation he deems necessary and appropriate concerning acquisition of the Shares. Except as set forth herein, the Company has made no representations or warranties to Purchaser which have induced, persuaded or stimulated it to subscribe for and acquire the Shares hereunder.

        3.5. He has received copies of the following documents filed with the Securities and Exchange Commission (the "Disclosure Documents"): Form 10-Q for the quarter ended December 31, 1996.

        3.6. He acknowledges that the Company is relying upon the representations made herein in selling the Shares hereunder without registration and in reliance upon Regulation S promulgated under the Act. He is familiar with Regulation S and/or has consulted with legal counsel familiar with Regulation S in connection with this transaction.

        3.7. If a corporation, all corporate action on its part, necessary for the authorization, execution, delivery and performance of Purchaser's obligations under this Agreement has been or shall be taken prior to the closing of this transaction, and this Agreement, when executed and delivered, shall constitute a valid and legally binding obligation of the Purchaser.

        3.8. He is purchasing the Shares for his own account and risk and not for the account or benefit of a U.S. Person as defined in Regulation S and no other person has any interest in or participation in the Shares or any right, option, security interest, pledge or other interest in or to the Shares. He understands, acknowledges and agrees that he must bear the economic risk of its investment in the Shares for an indefinite period of time and that prior to any such offer or sale, the Company may require, as a condition to effecting a transfer of the Shares, an opinion of counsel, acceptable to the Company, as to the registration or exemption therefrom under the Act and the state securities acts (the "State Acts").

        3.9. The  Purchaser  agrees to dispose of or encumber his Shares only if
(i) the Shares are duly registered under the Act and all applicable State Acts, and (ii) an exemption from registration under the Act, including any exemption from the registration requirements of the act which may be available pursuant to Regulation S, and all applicable State Acts is available.

        3.10. The offer leading to the sale evidenced hereby was made in an "offshore transaction", for purposes of Regulation S. Purchaser understands that an "offshore transaction" as defined

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under  Regulation  S is any  offer or sale not  made to a person  in the  United
States; and either (A) at the time the buy order is originated, the purchaser is outside the United States, or the seller or any person acting on his behalf reasonably believe that the purchaser is outside the United States; or (B) for purposes of (1) Rule 903 of Regulation S, the transaction is executed in, or on or through a physical trading floor of an established foreign exchange that is located outside the United States; or (2) Rule 904 of Regulation S, the transaction is executed in, on or through the facilities of a designated offshore securities market, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States.

        3.11. Neither the Purchaser nor any affiliate of the Purchaser or any person acting on its behalf, has made or is aware of any "directed selling efforts" in the United States, which is defined in Regulation S to be any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the securities being purchased hereby.

        3.12. He understands that the Company is the seller of the securities which are the subject of this agreement, and that, for purpose of Regulation S, a "distributor" is any underwriter, dealer or other person who participates, pursuant to a contractual arrangement, in the distribution of securities offered or sold in reliance on Regulation S and that an "affiliate" is any partner, officer, director or any person directly or indirectly controlling, controlled by or under common control with any person in question. In this regard, the Purchaser shall not, during the 40 day period set forth under Rule 903(c)(2), act as a distributor, either directly or though any affiliate, nor shall it sell, transfer, hypothecate or otherwise convey the stock or interest therein, other than to a non-U.S. Person.

        3.13. Except as set forth herein and in the Disclosure Documents, no representations or warranties have been made to the Purchaser by the Company, the officers or directors of the Company, or any agent, employee or affiliate of any of them, and in entering into this transaction the Purchaser is not relying upon any information, other than that contained in the Disclosure Documents, and the results of its own independent investigation.

        3.14. If the Purchaser is a corporation or trust or other entity, the officer or trustee or other person executing this Agreement represents and warrants that it is authorized to so sign and that the entity is authorized by the governing documents of the entity as the case may be, to make this investment.

        3.15. He consents to the Company placing an appropriate stop transfer order against the certificates representing the Shares and acknowledges that such certificates will bear a legend in substantially the following form:

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          THE SHARES MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED  STATES OR TO,
          OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (i) AS PART OF THEIR DISTRIBUTION AT ANY TIME OR (ii) OTHERWISE UNTIL FORTY (40) DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE CLOSING DATE, EXCEPT IN EITHER CASE IN ACCORDANCE WITH REGULATION S (OR RULE 144A, IF AVAILABLE) UNDER THE SECURITIES ACT OF 1933 OR PURSUANT TO REGISTRATION OF THE SHARES OR AN EXEMPTION FROM REGISTRATION. TERMS USED IN THIS LEGEND HAVE THE MEANING GIVEN TO THEM BY REGULATION S. THE SALE OR OTHER DISPOSITION OF THE SHARES IS RESTRICTED AND IN ANY EVENT IS PROHIBITED UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH SALE OR OTHER DISPOSITION CAN BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933.

        4. INDEMNIFICATION.

        The Purchaser and the Company agree to indemnify the other and their corporate officers, directors and agents (collectively, the "Indemnities") and to hold the Indemnities harmless from and against any and all losses, damages, liabilities, costs and expenses that they or any of them may sustain or incur in connection with the breach by the Purchaser or the Company (as the case may be) of any representation, warranty, covenant or acknowledgement made by the Purchaser or the Company; (as the case may be) herein.


        5. MISCELLANEOUS.

        5.1. Except as specifically referred herein, this agreement constitutes the entire contract between the parties hereto concerning the subject matter hereof and no party shall be liable or bound to the other in any manner by any warranties, representations or covenants except as specifically set forth herein. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. Nothing in this Agreement, express or implied is intended to confer upon any party, other than the parties hereto, and their respective successabilities under or by reason of this Agreement, except as expressly provided herein.

        5.2. Any notice under the provisions of this Agreement shall be given in writing and delivered by hand, overnight courier or messenger service, against signed receipt or acknowledgment of receipt, or by registered or certified mail, return receipt requested, or telecopier or similar means of communication if receipt is confirmed or if transmission is confirmed by mail as provided in this paragraph 5.2, to the Purchaser at its address set

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forth above and/or its telecopier  number set forth on the signature page hereof or to the Company at its address set forth above and/or its telecopier number set forth on the signature page hereof. Any party may by like notice, change the address to which notice should be given.

        5.3 This Agreement shall be governed by and construed in accordance with the laws of the state of Florida.

        5.4 This Agreement may be executed in two counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        5.5 The warranties and representations of the Company and the Purchaser contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the closing hereunder.

        5.6. Except as herein provided, any provision of this Agreement may be amended or waived by a written instrument signed by the parties hereto.

        5.7. Unless the context requires otherwise, all personal pronouns used in this Subscription Agreement, whether in the masculine, feminine or neuter gender, shall include all other genders.

        5.8. This Agreement may be executed in counterparts and by facsimile and each of such counterparts shall constitute an original and all of which together shall constitute one and the same document.

        IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals as of the date and year first written above.


Country in which this Agreement is executed by Purchaser:   U.K.
                                                          --------
                                        /s/   Jeremy Simpson
                                        --------------------------------
                                              Jeremy Simpson

                                              Telecopier No:
                                                             --------------

                                            MSU Corporation

                                            By:  /s/ Wynford Holloway
                                               ------------------------------
                                                 Wynford P. Holloway, President

                                                Telecopier No:
                                                              --------------

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